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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 22, 1997

                       SPECIALTY CHEMICAL RESOURCES, INC.
               (Exact Name of Registrant as Specified in Charter)

   Delaware               1-11013                       34-1366838
(State or Other    Commission File Number)      (IRS Employer Identification
Jurisdiction of                                              No.)
Incorporation)

9055 Freeway Drive, Macedonia, Ohio                     44056
(Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (216) 468-1380.


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Item 2.           Acquisition or Disposition of Assets.

                  (a) On May 22, 1997 (the "Closing Date"), Specialty Chemical Resources, Inc. (the "Company") acquired substantially all of the tangible and intangible non-real estate assets (the "Acquired Assets") of Hysan Corporation ("Hysan"), pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement") of that date. The Acquired Assets do not include cash or land and improvements.

                The Company acquired the Acquired Assets for an estimated purchase price (the "Closing Purchase Price") of $6,352,450. Pursuant to the Asset Purchase Agreement, $500,000 of the purchase price was deposited in escrow with a bank in order to secure any adjustments to the purchase price that may be necessary pursuant to the Asset Purchase Agreement and to secure Hysan's indemnification obligations thereunder. The purchase price was determined as follows: accounts receivable, qualified inventory, furniture, fixtures, equipment and EPA registrations where each valued at book value as of the date specified in the Asset Purchase Agreement; intangible assets, including but not limited to trademarks, were valued at $250,000, of which $100,000 was consideration for the covenant set forth in Article 3 of the Asset Purchase Agreement. The purchase price will be adjusted based upon the results of a closing audit as specified in the Asset Purchase Agreement. The criteria upon which the final purchase price will be ascertained were agreed to by the parties on an arms-length basis. The Company financed the acquisition through its credit agreement with Star Bank, National Association.

                  (b) The Company is a custom formulator of specialty chemical products in aerosol containers primarily for the industrial and automotive maintenance markets. Hysan has been a producer of aerosols and liquid specialty chemical maintenance products sold to the institutional janitorial and sanitary markets, as well as the insecticide and herbicide markets. The Company intends to market these products in these same markets.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a) and (b) The financial statements required by this Item will be filed not later than July 21, 1997.

Item 7(c).        Exhibits.

                  2.01 - Asset Purchase Agreement by and between Hysan Corporation, and Specialty Chemical Resources, Inc., dated May 22, 1997.

                  2.02 - Escrow Agreement by and among Specialty Chemical Resources, Inc., Hysan Corporation, and Bank One Trust Company, NA, dated May 22, 1997.

                  2.03 - Letter Agreement between Specialty Chemical Resources, Inc. And Hysan Corporation, dated May 22, 1997.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SPECIALTY CHEMICAL RESOURCES, INC.

Dated: May 22, 1997                By: /s/ Corey B. Roth
                                      -----------------------------------------
                                            Corey B. Roth, Vice President,
                                            Treasurer and Assistant Secretary


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                              INDEX TO EXHIBITS
                              -----------------

                                    FORM 8-K

EXHIBIT NUMBER                                    DESCRIPTION
--------------                                    -----------

2.01 Asset Purchase Agreement by and between Hysan Corporation, and Specialty Chemical Resources, Inc., dated May 22, 1997.

2.02 Escrow Agreement by and among Specialty Chemical Resources, Inc., Hysan Corporation, and Bank One Trust Company, NA, dated May 22, 1997.

2.03 Letter Agreement between Specialty Chemical Resources, Inc. And Hysan Corporation, dated May 22, 1997.